Subsequent Events	12 Months Ended
Dec. 31, 2013
Notes to Financial Statements
Note 13 - Subsequent Events

On March 1, 2014, the Company entered into an agreement to sell the assets of the Arsenal-Mania.com website for a value of £30,000 (or approximately USD 50,000). Should the agreement be consummated, the Company will lose approximately $50,000 in annual revenue. The carrying value of the assets to be sold approximates the selling price so there would be a negligible gain or loss on completion.